As filed with the Securities and Exchange Commission on August 28, 2009

                                                Securities Act File No. 2-89264
                                           Investment Company File No. 811-3955

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                                    Pre-Effective Amendment No.             [  ]


                                    Post-Effective Amendment No.37          [X]
                                                                --


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                                 Amendment No.       38                     [X]
                                                    ---


                    NEW YORK DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

         Registrant's Telephone Number, including Area Code: (212) 830-5200
                                                             --------------

                                 Christine Manna
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

            Copy to:         MICHAEL R. ROSELLA, Esq.
                             Paul, Hastings, Janofsky & Walker LLP
                             75 East 55th Street
                             New York, New York 10022
                             (212) 318-6800

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

                  [X] immediately upon filing pursuant to paragraph (b)
                  [ ]  on (date) pursuant to paragraph (b)
                  [ ]  60 days after filing pursuant to paragraph (a)(1)
                  [ ]  on (date) pursuant to paragraph (a)(1)
                  [ ]  75 days after filing pursuant to paragraph (a)(2)
                  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
 NEW YORK DAILY TAX FREE                                       600 FIFTH AVENUE
 INCOME FUND, INC.                                         NEW YORK, N.Y. 10020
                                                                 (212) 830-5345
                                                     (800) 433-1918 (Toll Free)
Class A Shares; Class B Shares
================================================================================
PROSPECTUS

August 28, 2009



A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


TABLE OF CONTENTS
 2   Risk/Return Summary: Investments, Risks          9    Management, Organization and
     and Performance                                       Capital Structure

 5   Risk/Return Summary: Fee Table                   9    Shareholder Information
 6   Investment Objectives, Principal Investment      20   Distribution Arrangements
     Strategies and Related Risks
                                                      22   Financial Highlights

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus, but is not part of the Prospectus.

-------------------------------------------------------------------------------
I. RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objectives
-------------------------------------------------------------------------------
     The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
-------------------------------------------------------------------------------

     The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

     (i)  New York, and its political subdivisions;

     (ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

     (iii) other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

     The Fund may also invest in Participation Certificates in Municipal Obligations, including industrial revenue bonds ("IRBs"). Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions. IRBs are bonds that public authorities issue to provide funding for various privately operated industrial facilities. In most cases, IRBs refer to revenue bonds which unlike general obligation bonds are generally not secured by the faith, credit and taxing power of the issuer.

Principal Risks
-------------------------------------------------------------------------------

     o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     o The value of the Fund's shares and the securities held by the Fund can each decline in value.

     o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     o The amount of income the Fund generates will vary with changes in prevailing interest rates.

     o Because the Fund intends to concentrate in New York Municipal Obligations, including Participation Certificates, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

     o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

     o An investment in the Fund should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in "New York Risk Factors" in the Statement of Additional Information.

     o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

     o The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

RISK/RETURN BAR CHART AND TABLE
-------------------------------------------------------------------------------

     The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the average annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five, ten year and since inception periods for each Class of shares. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

-------------------------------------------------------------------------------

 New York Daily Tax Free Income Fund, Inc. - Class A Shares (1)(2)(3)

[GRAPHIC OMITTED]
Calendar Year End   % Total Return
-----------------   ---------------
2008                    1.50%
2007                    2.84%
2006                    2.55%
2005                    1.54%
2004                    0.38%
2003                    0.29%
2002                    0.66%
2001                    1.86%
2000                    3.20%
1999                    2.41%



     (1) The year-to-date return for the Class A shares as of June 30, 2009 was 0.03%.

     (2) The highest quarterly return for the Class A shares was 0.86% for the quarter ended December 31, 2000; the lowest quarterly return for the Class A shares was 0.01% for the quarter ended June 30, 2009.


     (3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.




     Average Annual Total Returns - For the periods ended December 31, 2008


                            Class A              Class B

     One Year               1.50%                1.70%
     Five Years             1.76%                1.96%
     Ten Years              1.72%                1.93%
     Since Inception*       2.88%                2.13%


     * The inception date for the Class A shares was June 12, 1984, and for the Class B shares was October 10, 1996.


-------------------------------------------------------------------------------
                                    FEE TABLE
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases                               None
Wire Redemption Fee                                                   $15.00*


* There is a $15.00 fee for all wire redemptions of less than $10,000.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                      Class A Shares          Class B Shares
Management Fees................................            0.30%                   0.30%
Distribution and Service (12b-1) Fees..........            0.20%                   0.00%

Other Expenses.................................            0.39%                   0.38%

  Administration Fees..........................   0.21%                   0.21%
                                                           ------                  ------

Total Annual Fund Operating Expenses...........            0.89%                   0.68%

The Fund's distributor voluntarily waived a portion of the Distribution and Service (12b-1) Fees for Class A Shares, which amounted to less than 0.01%. In light of recent market conditions, the Fund's investment manager and distributor may temporarily waive additional fees and/or reimburse expenses in an effort to maintain certain net yields. The Fund's investment manager and distributor have no right to recoup any fees waived or expenses reimbursed. This fee waiver arrangement may be modified or discontinued from time to time by the Fund's investment manager or distributor without prior notice.



Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year         3 Years     5 Years     10 Years

    Class A:        $91           $284        $493        $1,096
    Class B:        $69           $218        $379        $847


-------------------------------------------------------------------------------
II.  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives
-------------------------------------------------------------------------------

     The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
-------------------------------------------------------------------------------

     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, and Participation Certifications therein, the Fund, under normal circumstances will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval.

     With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

     Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

     The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying municipal obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates generally causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

     The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New York Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

       To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

     The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer unless the Municipal Obligations are of the highest quality.

     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash,
(ii) redemption requests, (iii) yield management, and (iv) credit management. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund's total assets from banks for temporary purposes.


     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

     The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund's investment manager to be of comparable quality.


     For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
-------------------------------------------------------------------------------

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because of the Fund's concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

     The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Description of the Fund and Its Investments and Risks - Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

Portfolio Holdings
-------------------------------------------------------------------------------


     A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of the Fund's portfolio holdings on the Fund's website. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


     The Fund's investment adviser is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 2009, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $14.9 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen portfolios of registered investment companies, of which it acts as administrator for eleven. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended April 30, 2009, the Fund paid the Manager a management fee equal to 0.30% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's annual report for the period ended April 30, 2009.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager provides all management and administrative services reasonably necessary for the Fund's operation, other than those services that the Manager provides to the Fund pursuant to the Investment Management Contract. The Manager also provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager pursuant to the Investment Management Contract and Administrative Services Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended April 30, 2009, the Fund paid the Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.


     The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fee. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.

     In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a servicing fee equal to 0.20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

IV.      SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are processed through the Fund's transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares
-------------------------------------------------------------------------------

     The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases or redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.


     Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

     The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

Purchase of Fund Shares
-------------------------------------------------------------------------------

     The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent, or its principal underwriter, as appropriate. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

     Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. Generally, all other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

     The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments also may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.

     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating Organizations - Purchase of Class A Shares
-------------------------------------------------------------------------------

     Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and
(iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participating Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to ensure that purchase orders by their respective clients are processed expeditiously.

Initial Direct Purchases of Class B Shares
-------------------------------------------------------------------------------


     Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918 during the hours of 8:30 a.m. to 5:30 p.m., Eastern time on any Fund Business Day.


Mail and Personal Delivery

     Investors may send or deliver a check made payable to "New York Daily Tax Free Income Fund, Inc." along with a completed Fund application to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue - 8th Floor
     New York, New York 10020

     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

Bank Wire

     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 830-5476. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

     The Bank of New York Mellon
     ABA # 021000018
     Reich & Tang Funds
     DDA # 890040527
     For New York Daily Tax Free
        Income Fund, Inc.
     Account of (Investor's Name)
                -----------------------------------
     Fund Account #
                   --------------------------------

     An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Electronic Funds Transfers (EFT),
Pre-authorized Credit and Direct Deposit Privilege
-------------------------------------------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the Privilege will automatically terminate. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.

Subsequent Purchases of Shares
-------------------------------------------------------------------------------

          Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     P.O. Box 13232 Newark, New Jersey 07101-3232

          There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

          Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares
-------------------------------------------------------------------------------

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if being paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue - 8th Floor
     New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

     Normally, the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Checks

     By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

     There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholders account a fee of up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone

     The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. For telephone requests for wire redemptions of less than $10,000, the Fund charges a $15 fee. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus, such shareholders risk possible loss of principal and interest in the event a telephone redemption was not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption request. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


     A shareholder making a telephone redemption should call the Fund at (212) 830-5345 or toll free at (800) 433-1918 and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account, and (v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (or to the address of record on the next Fund Business Day if paid by check). The Fund may modify or discontinue the telephone redemption option at any time and will notify shareholders accordingly.


Generally

     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all of his or her shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

     The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.


     The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or its Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts which does not require prior written notice. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.


     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Automatic Withdrawal Plan
-------------------------------------------------------------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Withdrawal Authorization form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the Fund's transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
-------------------------------------------------------------------------------

     The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholders, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See "Tax Consequences." If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Fund's 12b-1 Plan, will be determined in the same manner and paid in the same amounts.

Exchange Privilege
-------------------------------------------------------------------------------

     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. If a particular exchange fund has more than one available class of shares, the shareholders of the Fund are entitled to exchange their shares for a comparable class of shares available in the exchange fund.

     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. Moreover, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See "Tax Consequences."

Instructions for exchanges may be made by sending a written request to:

     New York Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue - 8th Floor
     New York, New York 10020

or, for shareholders who have elected that option, by telephoning the Fund at
(212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Frequent Trading
-------------------------------------------------------------------------------

     The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

     Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

     Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Tax Consequences
-------------------------------------------------------------------------------

     Federal Income Taxes

     Dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.

     Distributions paid from net investment income, if any (not exempt interest dividends), or of any realized short-term capital gains (from tax-exempt or taxable obligations) will be subject to tax as ordinary income, currently at a maximum federal rate of 35%. Both such dividends and distributions, if any, are taxable whether received in cash or reinvested in additional shares of the Fund.


     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.


     The Fund will inform shareholders of the amount and nature of its income and gains, and the tax status of its distributions, in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.


     The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

     The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from federal taxation of the interest earned on the Municipal Obligations.

    Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities. Investors should review the information regarding taxes in the Statement of Additional Information.

    New York Income Taxes

    Under current law, exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City personal income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York ("Territorial Municipal Obligations"), also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New

York law. Under current law, exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.


     Distribution of net investment company taxable income (including short term capital gains) and long term capital gains, if any, will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

     The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to state tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein.

    Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.


V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
-------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Fund pays the Distributor a service fee of 0.20% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly. Pursuant to this Agreement, the Distributor provides personal shareholder services and maintains shareholder accounts. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate certain Participating Organizations for providing assistance in distributing Class A shares of the Fund and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor or other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract or Shareholder Servicing Agreement in effect for that year.

     The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority ("FINRA") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.


-------------------------------------------------------------------------------

VI.  FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                      Year Ended April 30,


Class A Shares                                                ----------------------------------------------------------
--------------                                                  2009         2008          2007         2006       2005
                                                              -------      -------       -------      -------    -------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.....................       $ 1.00       $ 1.00        $ 1.00       $ 1.00     $ 1.00
                                                              -------      -------       -------      -------    -------
Income from investment operations:
      Net investment income............................         0.009        0.025         0.027        0.019      0.007
      Net realized and unrealized gain(loss) on investments     0.000        0.000          --          0.000       --
                                                              -------      -------       -------      -------    -------
     Total from investment operations..................         0.009        0.025         0.027        0.019      0.007
Less distributions from:
      Dividends from net investment income.............        (0.009)      (0.025)       (0.027)      (0.019)    (0.007)
      Net realized gain(loss) on investments...........          --           --            --         (0.000)      --
                                                              -------      -------       -------      -------    -------
      Total distributions..............................        (0.009)      (0.025)       (0.027)      (0.019)    (0.007)
                                                              -------      -------       -------      -------    -------
Net asset value, end of year...........................       $ 1.00       $ 1.00        $ 1.00       $ 1.00     $ 1.00
                                                              =======      =======       =======      =======    =======
Total Return...........................................         0.92%        2.50%         2.73%        1.93%      0.70%
Ratios/Supplemental Data
Net assets, end of year (000's)........................       $190,143     $273,458      $218,850     $285,247   $283,134
Ratios to average net assets:
    Expenses (a).......................................         0.89%        0.86%         0.87%        0.86%      0.86%
    Net investment income..............................         0.96%        2.44%         2.69%        1.91%      0.70%
    Shareholder servicing fees waived..................         0.00%         --            --           --         --
    Expenses paid indirectly...........................          --          0.00%         0.00%        0.00%      0.00%

(a)      Includes expenses paid indirectly, if applicable.


-------------------------------------------------------------------------------

VI.  FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                  Year Ended April 30,
Class B Shares                                                ----------------------------------------------------------
--------------                                                  2009         2008          2007         2006       2005
                                                              -------      -------       -------      -------    -------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.....................       $ 1.00       $ 1.00        $ 1.00       $ 1.00     $ 1.00
                                                              -------      -------       -------      -------    -------
Income from investment operations:
      Net investment income............................         0.011        0.027         0.029        0.021      0.009
      Net realized and unrealized gain(loss) on investments     0.000        0.000          --          0.000       --
                                                              -------      -------       -------      -------    -------
     Total from investment operations..................         0.011        0.027         0.029        0.021      0.009
Less distributions from:
      Dividends from net investment income.............        (0.011)      (0.027)       (0.029)      (0.021)    (0.009)
      Net realized gain(loss) on investments...........          --            --           --         (0.000)      --
                                                              -------      -------       -------      -------    -------
      Total distributions..............................        (0.011)      (0.027)       (0.029)      (0.021)    (0.009)
                                                              -------      -------       -------      -------    -------
Net asset value, end of year...........................       $ 1.00       $ 1.00        $ 1.00       $ 1.00     $ 1.00
                                                              =======      =======       =======      =======    =======
Total Return...........................................         1.13%        2.71%         2.93%        2.14%      0.90%
Ratios/Supplemental Data
Net assets, end of year (000's)........................       $ 10,996     $ 15,849      $ 32,597     $ 33,330   $ 39,831
Ratios to average net assets:
    Expenses (a).......................................         0.68%        0.65%         0.68%        0.67%      0.66%
    Net investment income..............................         1.24%        2.80%         2.90%        2.14%      0.88%
    Expenses paid indirectly...........................          --          0.00%         0.00%        0.00%      0.00%

(a) Includes expenses paid indirectly, if applicable.

-------------------------------------------------------------------------------

                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

                       THIS IS NOT PART OF THE PROSPECTUS

-------------------------------------------------------------------------------

A Statement of Additional Information
(SAI) dated August 28, 2009, includes
additional information about the Fund
and its investments and is incorporated
by reference into this Prospectus.
Further information about Fund                           NEW YORK
investments is available in the annual                   DAILY TAX
and semi-annual shareholder reports. You                 FREE
may obtain the SAI, the annual and                       INCOME
semi-annual reports without charge by                    FUND, INC.
calling the Fund toll free at (800)
433-1918. You may also obtain the SAI
and the annual and semi-annual reports
without charge by visiting the Fund's
website at
http://www.money-funds.com/funds/index.
To request other information about the
Fund, please call your financial
intermediary or the Fund.

==================================================
==================================================

A current SAI has been filed with the
Securities and Exchange Commission.
Information about the Fund (including
the SAI) is also available from the
Public Reference Room of the Securities
and Exchange Commission. Information on
the operation of the Public Reference
Room may be obtained by calling the                             PROSPECTUS
Commission at (202) 551-8090. Fund                              August 28, 2009
reports and other information about the
Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public
Reference Section, Washington, D.C.
20549-1520.


 Investment Company Act No. 811-3955


             Reich & Tang Distributors, Inc.
                  600 Fifth Avenue
                 New York, NY 10020
                    (212) 830-5345

 NY08/09P

-------------------------------------------------------------------------------
ADVANTAGE NEW YORK TAX EXEMPT LIQUIDITY FUND

Shares of New York Daily Tax Free Income Fund, Inc. (the "Fund")

       PROSPECTUS

       August 28, 2009


-------------------------------------------------------------------------------

A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates only to the Advantage New York Tax Exempt Liquidity Fund Class of shares (the "Advantage Shares") of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

OPPENHEIMER
Available exclusively to customers of
Oppenheimer & Co. Inc. and its Affiliates

125 Broad Street
New York, NY  10004

-------------------------------------------------------------------------------

TABLE OF CONTENTS
  3    Risk/Return Summary: Investments, Risks        9     Management, Organization and
       and Performance
                                                            Capital Structure
  6    Risk/Return Summary: Fee Table                 11    Shareholder Information
  7    Investment Objectives, Principal Investment    15    Distribution Arrangements
       Strategies and Related Risks
                                                      18    Financial Highlights

-------------------------------------------------------------------------------
I.  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objectives
-------------------------------------------------------------------------------

     The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies
-------------------------------------------------------------------------------

     The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i) New York, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

     The Fund may also invest in Participation Certificates in Municipal Obligations, including industrial revenue bonds ("IRBs"). Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations and are purchased from banks, insurance companies, or other financial institutions. IRBs are bonds that public authorities issue to provide funding for various privately operated industrial facilities. In most cases, IRBs refer to revenue bonds which unlike general obligation bonds are generally not secured by the faith, credit and taxing power of the issuer.

Principal Risks
-------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in New York Municipal Obligations including Participation Certificates, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in New York Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state. Risk factors affecting the State of New York are described in "New York Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

o The payment of interest and preservation of capital are dependent upon the continuing ability of issuers to meet payment obligations.

Risk/Return Bar Chart and Table
-------------------------------------------------------------------------------


     The following bar chart and table may assist you in deciding whether to invest in the Advantage Shares. The bar chart shows the change in the average annual total return of the Advantage Shares for the last six calendar years. The table shows the average annual total returns of the Fund's Advantage Class of shares for the last one year, five year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for the Fund may be obtained by calling the Fund at (212) 830-5345 or toll-free at (800) 433-1918.


[GRAPHIC OMITTED]

     Advantage Shares - (1)(2)(3)

CALENDAR YEAR END             % TOTAL RETURN
2008                          1.33%
2007                          2.66%
2006                          2.41%
2005                          1.40%
2004                          0.32%
2003                          0.22%



(1) The year to date return for the Advantage Shares as of June 30, 2009 was 0.02%.

(2) The highest quarterly return for the Advantage Shares was 0.68% for the quarter ended June 30, 2007; the lowest quarterly return was 0.01% for the quarter ended June 30, 2009.

(3) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.



Average Annual Total Returns - Advantage Shares For the periods ended December
31, 2008

   One Year                    1.33%
   Five Year                   1.62%
   Since Inception*            1.37%


*    The inception date for the Advantage Shares was November 22, 2002.

-------------------------------------------------------------------------------
                                    FEE TABLE
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases...............                None



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                                   Advantage Shares
Management Fees........................................                0.30%
Distribution and Service (12b-1) Fees*.................                0.70%

Other Expenses.........................................                0.34%

  Administration Fees..................................        0.21%
                                                                       -----



Total Annual Fund Operating Expenses*                                   1.34%
                                                                        =====

* The Fund's distributor voluntarily waived a portion of the Distribution and Service (12b-1) Fees. After such waiver, the Distribution and Service (12b-1) Fees for the Advantage Shares were 0.37%. As a result, the actual Total Annual Fund Operating Expenses for the Advantage Shares were 1.01%. In light of recent market conditions, the Fund's investment manager and distributor may temporarily waive additional fees and/or reimbursement expenses in an effort to maintain certain net yields. The Fund's investment manager and distributor have no right to recoup any fees waived or expenses reimbursed. This fee waiver arrangement may be modified or discontinued from time to time by the Fund's investment manager or distributor without prior notice.



Example

This Example is intended to help you compare the cost of investing in the Fund's
Advantage Shares with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Advantage Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Advantage Shares' operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year        3 Years        5 Years     10 Years

Advantage Shares:          $136           $425           $734        $1,613


II.  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


Investment Objectives
-------------------------------------------------------------------------------

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
-------------------------------------------------------------------------------

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, and Participation Certificates therein, the Fund, under normal circumstances will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and New York State and New York City personal income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates generally causes the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other New York Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and
(ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

To the extent suitable New York Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to New York State and New York City personal income taxes.

The Fund will invest primarily in New York Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. These securities may cause the Fund to distribute income subject to federal and/or New York State and New York City personal income taxes. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer unless the Municipal Obligations are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the Fund's portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management. The Fund may hold uninvested cash reserves pending investment and reserves the right to borrow up to 15% of the Fund's total assets from banks for temporary purposes.


In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less. The maturities of variable rate demand instruments held in the Fund will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
-------------------------------------------------------------------------------

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. However, the Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in New York Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of New York and its political subdivisions. Economic difficulties and adverse determination of litigation involving state finances may have a material adverse effect upon the ability of the issuers to make payments of interest.

The primary purpose of investing in a portfolio of New York Municipal Obligations is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

Portfolio Holdings
-------------------------------------------------------------------------------


A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission ("SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders, including making additional disclosure of the Fund's portfolio holdings on the Fund's website. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.


III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of July 31, 2009, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $14.9 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen portfolios of registered investment companies, of which it acts as administrator for eleven. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended April 30, 2009, the Fund paid the Manager a management fee equal to 0.30% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's annual report for the period ended April 30, 2009.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager provides all management and administrative services reasonably necessary for the Fund's operation, other than those services that the Manager provides to the Fund pursuant to the Investment Management Contract. The Manager also provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager pursuant to the Investment Management Contract and Administrative Services Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended April 30, 2009, the Fund paid the Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.


The Manager, at its discretion, may voluntarily waive all or a portion of the management and the administrative services fee. Any portion of the total fees received by the Manager and its past profits may be used to provide shareholder services and for distribution of Fund shares.


     In addition, Reich & Tang Distributors, Inc. (the "Distributor") receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Advantage Shares of the Fund under the Shareholder Servicing Agreement and a fee equal to 0.45% per annum of the average daily net assets of the Advantage Shares of the Fund under the Distribution Agreement. For the fiscal year ended April 30, 2009, the Fund paid the Distributor a servicing fee equal to 0.24% per annum of the Fund's average daily net assets under the Shareholder Servicing Agreement. For the fiscal year ended April 30, 2009, the Fund paid the Distributor a servicing fee equal to 0.13% per annum of the Fund's average daily net assets under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to more than one Class of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


IV.  SHAREHOLDER INFORMATION

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either purchases or redemptions. All transactions in Advantage Shares are processed through the Fund's transfer agent or its principal underwriter, as appropriate, which accept orders for purchases and redemptions from Oppenheimer & Co. Inc.

Pricing of Fund Shares
-------------------------------------------------------------------------------

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005 per share. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price the Fund would receive if the instrument were sold.


Purchase and Redemption of Shares
-------------------------------------------------------------------------------

Only the Advantage Shares of the Fund are offered through this Prospectus. All shares are held in an omnibus account at the Fund through Oppenheimer & Co. Inc., which will maintain individual investor accounts.

Oppenheimer & Co. Inc. and its affiliates may impose account fees separate from any fees charged by the Fund and may also set deadlines for receipt of orders from investors that are earlier than the deadline of the Fund due to processing and other reasons. Investors should read this prospectus in conjunction with the materials provided by Oppenheimer & Co. Inc.

Oppenheimer & Co. Inc. may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with Oppenheimer & Co. Inc. before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with Oppenheimer & Co. Inc. Oppenheimer & Co. Inc. is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.

There is no minimum initial or subsequent investment for Advantage Shares.

Initial Investments (Purchases)
-------------------------------------------------------------------------------

Contact your Financial Advisor to arrange for an initial investment in the Fund. You may use the Fund either as the money market fund tied to your Oppenheimer & Co. Inc. securities account through Oppenheimer & Co. Inc.'s sweep service or as an additional investment position held in your securities account. Clients who wish to use the Fund as a sweep vehicle for their brokerage accounts must indicate that election in writing.

The "sweep" means that cash is automatically invested in the Fund when the cash becomes available in your Oppenheimer & Co. Inc. securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from the Fund when appropriate to cover purchases or other activities in your account.

Subsequent Investments (Purchases)
-------------------------------------------------------------------------------

Mail or deliver your check, payable to Oppenheimer & Co. Inc., to your Financial Advisor. Please write your securities account number and the Fund name on the check. If you wish to make an investment by sending a wire from your bank, contact your Financial Advisor to obtain wiring instructions.

General Information on Purchases
-------------------------------------------------------------------------------

Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier checks or similar instruments) and certain other forms of payment at is discretion. Certificates for Advantage Shares will not be issued to investors.

Withdrawals (Redemptions)
-------------------------------------------------------------------------------

For withdrawals other than those automatically activated by the sweep, please instruct your Financial Advisor as to the withdrawal amount and the delivery of the proceeds.

General Information on Redemptions
-------------------------------------------------------------------------------

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected if the redemption proceeds are being paid by wire (on the next Fund Business Day if being paid by check), provided the redemption request is received prior to 4:00 p.m., Eastern time. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New

York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Dividends and Distributions
-------------------------------------------------------------------------------

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically reinvested, at no charge, in additional Advantage Shares immediately upon payment thereof. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholders, even though such shareholder has not received a cash distribution to pay the resulting tax, if any. See "Tax Consequences." If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Frequent Trading
-------------------------------------------------------------------------------

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders

(including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "General Information on Purchases" the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Tax Consequences
-------------------------------------------------------------------------------
     Federal Income Taxes

Dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code of 1986 as amended (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.


     Distributions paid from net investment income, if any (not exempt interest dividends), or of any realized short-term capital gains (from tax-exempt or taxable obligations) will be subject to tax as ordinary income, currently at a maximum federal rate of 35%. Both such dividends and distributions, if any, are taxable whether received in cash or reinvested in additional shares of the Fund.


     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.


     The Fund will inform shareholders of the amount and nature of its income and gains, and the tax status of its distributions, in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.


     The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than its adjusted tax basis for the shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

     The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from federal taxation of the interest earned on the Municipal Obligations.

     Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities. Investors should review the information regarding taxes in the Statement of Additional Information.

     New York Income Taxes

    Under current law, exempt-interest dividends correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts will be exempt from the New York State and New York City individual income tax. This exclusion does not extend to New York corporate income tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the Virgin Islands, as well as other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America or the laws of New York ("Territorial Municipal Obligations"), also should be exempt from the New York State and New York City personal income tax provided the Fund complies with New York law. Under current law, exempt interest dividends from Municipal Obligations other than New York Municipal Obligations or Territorial Municipal Obligations may be subject to New York State and New York City personal income tax, and exempt interest dividends from Municipal Obligations other than from Territorial Municipal Obligations may be subject to state and local income tax in other states.


    Distribution of net investment company taxable income (including short term capital gains) and long term capital gains, if any, will generally be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, generally including New York residents.

     The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to state tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein. Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.


V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
-------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase Advantage Shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for the provision of servicing to Advantage shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the

"Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the Advantage Shares of the Fund.

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the Advantage Shares, a distribution fee equal to 0.45% per annum of the Advantage Shares' average daily net assets (the "Distribution Fee") for providing distribution related services, and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares. As agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Advantage Shares, a service fee of 0.25% per annum of the Advantage Shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fees are accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to Oppenheimer & Co. Inc. with respect to its provision of such services to its clients or customers who are Advantage shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Oppenheimer & Co. Inc. in carrying out their obligations under the Shareholder Servicing Agreement with respect to Advantage Shares or the Distributor's agreement with Oppenheimer & Co. Inc., as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing Advantage shareholders and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of and to compensate Oppenheimer & Co. Inc. for performing shareholder servicing on behalf of the Advantage Shares of the Fund, (ii) to compensate Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares of the Fund, and
(iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor or other persons in connection with the distribution of the Advantage Shares. The Distributor may also make payments from time to time from its own resources, which may include the (a) Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and (iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract, Shareholder Servicing Agreement or Distribution Agreement in effect for that year.

     Oppenheimer & Co. Inc. receives distribution and servicing payments from the Distributor with respect to the Advantage Shares in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. These payments may be referred to as "revenue sharing" but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Oppenheimer & Co. Inc. for providing services to the Fund or its shareholders, including, without limitation, shareholder servicing and distribution assistance. The amount of these payments may create an incentive for Oppenheimer & Co., and its affiliates to sell shares of the Fund to you or to recommend one Fund complex over another. Please speak with your financial advisor to learn more about these payments. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the Financial Industry Regulatory Authority ("FINRA") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for Oppenheimer & Co. and may provide non-cash compensation to Oppenheimer & Co. such as sponsorship or funding of sales seminars; tickets to sporting events, theater or other entertainment; opportunities to participate in golf or other outings, and gift certificates for meals; or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

This financial highlights table is intended to help you understand the Advantage Shares financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                  Year Ended April 30,
Advantage Shares                                              ----------------------------------------------------------
----------------                                                2009         2008          2007         2006       2005
                                                              -------      -------       -------      -------    -------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.....................       $ 1.00       $ 1.00        $ 1.00       $ 1.00     $ 1.00
                                                              -------      -------       -------      -------    -------
Income from investment operations:
      Net investment income...........................          0.008        0.023         0.025        0.018      0.006
      Net realized and unrealized gain(loss) on investments     0.000        0.000          --          0.000       --
                                                              -------      -------       -------      -------    -------
     Total from investment operations.................          0.008        0.023         0.025        0.018      0.006
Less distributions from:
      Dividends from net investment income............         (0.008)      (0.023)       (0.025)      (0.018)    (0.006)
      Net realized gain(loss) on investments..........           --           --            --         (0.000)      --
                                                              -------      -------       -------      -------    -------
      Total distributions.............................         (0.008)      (0.023)       (0.025)      (0.018)    (0.006)
                                                              -------      -------       -------      -------    -------
Net asset value, end of year...........................       $ 1.00       $ 1.00        $ 1.00       $ 1.00     $ 1.00
                                                              =======      =======       =======      =======    =======
Total Return..........................................          0.80%        2.34%         2.58%        1.79%      0.61%
Ratios/Supplemental Data
Net assets, end of year (000's).......................        $104,130     $111,059      $ 72,419     $ 66,680   $ 71,563
Ratios to average net assets:
    Expenses (a)......................................          1.01%        1.02%         1.02%        1.01%      0.95%
    Net investment income.............................          0.79%        2.26%         2.55%        1.77%      0.63%
    Distribution and shareholder servicing fees waived          0.33%        0.28%         0.30%        0.31%      0.36%
    Expenses paid indirectly..........................           --          0.00%         0.00%        0.00%      0.00%

(a) Includes expenses paid indirectly, if applicable.

-------------------------------------------------------------------------------
                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

---------------------

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.

             THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OPPENHEIMER [Graphic Omitted]
Shares of New York Daily Tax Free Income Fund, Inc.
======================================================


A Statement of Additional Information
(SAI) dated August 28, 2009, includes
additional information about the Fund
and its investments and is incorporated
by reference into this Prospectus.
Further information about Fund
investments is available in the annual
and semi-annual shareholder reports. You may obtain the SAI, the annual and semi-annual reports without charge by calling the Fund toll free at (800)
433-1918. You may also obtain the SAI
and the annual and semi-annual reports
without charge by visiting the Fund's
website at
http://www.money-funds.com/funds/AdvantageLiquidity.
To request other information about the
Fund, please call your financial
intermediary or the Fund.




A current SAI has been filed with the
Securities and Exchange Commission.
Information about the Fund (including
the SAI) is also available from the
Public Reference Room of the Securities
and Exchange Commission. Information on                 ADVANTAGE NEW YORK TAX
the operation of the Public Reference                   EXEMPT LIQUIDITY FUND
Room may be obtained by calling the
Commission at (202) 551-8090. Fund
reports and other information about the
Fund are available on the EDGAR Database                PROSPECTUS
on the Commission's Internet site at                    August 28, 2009
http://www.sec.gov. Copies of this
information may be obtained, after
paying a duplicating fee, by electronic
request at publicinfo@sec.gov, or by
writing the Commission's Public
Reference Section, Washington, D.C.
20549-1520.

====================================================

  Investment Company Act No. 811-3955

         Reich & Tang Distributors, Inc.
                   600 Fifth Avenue
                  New York, NY 10020
                     (212) 830-5345


  ADV NY8/09P

======================================================
OPPENHEIMER [Graphic Omitted]

Available exclusively to customers of  Oppenheimer & Co. and its Affiliates

--------------------------------------------------------------------------------
NEW YORK                                    600 Fifth Avenue, New York, NY 10020
DAILY TAX FREE                                                    (212) 830-5345
INCOME FUND, INC.                                     (800) 433-1918 (Toll Free)
===============================================================================
                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 28, 2009


         RELATING TO THE PROSPECTUSES FOR THE CLASS A AND CLASS B SHARES
      AND THE ADVANTAGE NEW YORK TAX EXEMPT LIQUIDITY FUND CLASS OF SHARES
                              ("ADVANTAGE SHARES")

                              DATED AUGUST 28, 2009


This Statement of Additional Information ("SAI") is not a prospectus. This SAI expands upon and supplements the information contained in the current Prospectuses of New York Daily Tax Free Income Fund, Inc. (the "Fund"), and should be read in conjunction with each Prospectus.

A Prospectus for the Class A and B shares may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918.

If you wish to invest in the Advantage Shares of the Fund you should obtain a Prospectus by writing to Oppenheimer & Co. Inc., 125 Broad Street, New York, NY 10004 or calling the Fund toll free at (800) 433-1918.

The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of Shares has been incorporated by reference into the SAI from the Prospectus for each Class of shares.

This SAI is incorporated by reference into each Prospectus in its entirety.



                                Table of Contents

------------------------------------------------------------------------------------------------------------------------------------
   Fund History............................................. 2    Capital Stock and Other Securities.................  26
   Description of the Fund and Its Investments                    Purchase, Redemption and
     and Risks.............................................. 2        Pricing of Shares..............................  26
   Management of the Fund...................................16    Taxation of the Fund...............................  27
   Control Persons and Principal Holders of                       Underwriters.......................................  29
     Securities.............................................20    Financial Statements...............................  29
   Investment Advisory and Other Services...................21    Description of Ratings.............................  30
   Brokerage Allocation and Other Practices.................25    Taxable Equivalent Yield Tables....................  31
------------------------------------------------------------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was incorporated on January 31, 1984, in the State of Maryland.


Participation in U.S. Treasury Department Temporary Guarantee Program for Money Market Funds

The Fund currently participates in the U.S. Treasury Department ("U.S. Treasury") Temporary Guarantee Program for Money Market Funds (the "Program"). This voluntary program is open to money market funds and provides that, in exchange for the payment of a premium, the U.S. Treasury will guarantee to fund shareholders that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund is no longer able to maintain a stable $1.00 share price, commonly referred to as "breaking the buck."

While the Fund has not experienced difficulties in maintaining its $1.00 share price, and does not currently foresee any future difficulty in maintaining that price, there can be no assurance that the Fund will be able to do so. The cost of the premium for participation in the Program will be borne by the Fund.

The guarantee under the Program covers shareholders of a participating money market fund only for shares they held in that fund as of the close of business on September 19, 2008. In general, the guarantee does not apply to shares purchased after September 19th or to shares redeemed or exchanged into or out of a fund after September 19th. More specifically, the guarantee will only cover the lesser of (i) the number of shares the shareholder held in the fund as of close of business on September 19, 2008 or (ii) the number of shares held by the shareholder on the date the guarantee is triggered. As a result, shareholders of record on September 19th wishing to remain covered by the guarantee afforded under the Program should consider the fact that any redemption or exchange out of the Fund will generally cause those shares to lose this guarantee coverage, even if the shares are exchanged into another fund that is also participating in the Program.

Under the terms of the Program, if the guarantee is triggered with respect to the Fund, the Board will be required to liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program will receive the Fund's then net asset value per share, which may be less than $1.00 per share.

The Program will expire by its terms on September 18, 2009. Guarantee payments under the Program will not exceed the amount available within the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

For additional information on the Program, visit the U.S. Treasury Department's website at www.ustreas.gov.

Neither this Prospectus nor the Fund is in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.


II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in each of the Prospectuses.

The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal and New York income taxation and in (ii) Participation Certificates in Municipal Obligations purchased from banks, insurance companies or other financial institutions (which cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes). These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates. They will be exempt from regular federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the Fund complies with Section 852(b)(5) of the Code. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular federal income taxation, existing law excludes such interest from regular federal income tax. However, such interest may be subject to the federal alternative minimum tax.

Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of New York or any New York local governments, or their instrumentalities, authorities or districts ("New York Municipal Obligations") will be exempt from the New York State and New York City personal income taxes. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico, Guam and the U.S. Virgin Islands, as well as any other types of obligations that New York is prohibited from taxing under the Constitution, the laws of the United States of America ("Territorial Municipal Obligations"), also should be exempt from New York State and New York City personal income taxes provided the Fund complies with applicable New York laws. See "New York Income Taxes" in the Prospectus. To the extent that suitable New York Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to New York State and New York City personal income taxes. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Fund's investment manager (the "Manager"), the Fund will invest primarily in New York Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates in industrial revenue bonds and other New York Municipal Obligations provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof. In view of this possible "concentration" in bank Participation Certificates in New York Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings are "AAA" and "AA" by S&P or "Aaa" and "Aa1" by Moody's in the case of long term bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; and "A-1+" and "A-1" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "A1+" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by the Requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission ("SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer unless such Municipal Obligations are rated in the highest short-term rating category.

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. For the Fund to qualify at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates."

     1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

          The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

          In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

     2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of New York issuers.

     3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

     4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of

          Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities. The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

     5. Any other federal tax-exempt obligations, and to the extent possible, New York State and New York City tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

     Certain Municipal Obligations issued by instrumentalities of the United States Government are not backed by the full faith and credit of the United States Government but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that when it is necessary to ensure that the Municipal Obligations are Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as an Eligible Security.

     Variable Rate Demand Instruments and Participation Certificates

     Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

     The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Manager. The Fund's Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

     The variable rate demand instruments in which the Fund may invest include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

     In view of the Fund's possible investment in bank Participation Certificates in Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

     While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments with variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

     Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

     For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal and New York State and New York City personal income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

New York Risk Factors

The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus. The Manager has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends


General. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The economic and financial condition of the State of New York is affected by various financial, economic, social, environmental and political conditions. The equity market volatility and continuing uncertainty surrounding both global credit markets and bank balance sheets pose a particularly large degree of uncertainty for New York, and are of particular concern since the State's tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State's downturn, producing weaker employment and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected. High energy prices also pose a particular risk to the State's tourism sector.

Other significant risks to the current economic forecast include: (i) global political instability, including the uncertain conflicts in Afghanistan, Iraq, and the Middle East in general; (ii) a return to high oil prices which could adversely affect many different sectors of the national and State economies;
(iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could worsen recessionary conditions; and
(iv) the potential for future terrorist attacks on U.S. soil.

Economic Condition and Outlook. The State's Division of the Budget ("DOB") estimates that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, as the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than those of the recent past. Data released since January of 2009 indicate that the fourth quarter of 2008 was a significant turning point for the State economy. The 3-month increase in the State unemployment rate from November to February on a seasonally adjusted basis was the largest, in both absolute and percentage terms, over the history of the series. Although there was no change from February to March, the March rate was fully three percentage points above its year ago value. Initial unemployment benefit claims for March 2009 were up 75.3 percent from the same month in 2008. As a result, State private sector employment is now projected to fall 2.5 percent for 2009, followed by a decline of 0.3 percent for 2010.

The current recession has been characterized by a loss of vast sums of wealth from both a depressed equity market and a depressed real estate market. The simultaneous decline of both markets distinguishes current economic conditions from those that existed during the last recession, causing the State to project even larger declines in taxable income than occurred during the last recession. New York State adjusted gross income fell 5.5 percent in 2001 and another 4.4 percent in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. For 2008 and 2009, declines of 7.1 percent and 7.9 percent are projected, respectively. The loss of wealth, along with declining State employment and income, is also having an impact on household spending, depressing taxable sales as well.

The securities industry has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. Consequently, the DOB projects a decline in State wages for 2009 of 4.2 percent, the largest annual decline in the history of the Quarterly Census of Employment and Wage data. Wage growth for 2010 has been revised down to 2.0 percent.

Despite signs that credit market conditions among banks have improved since the fall of Lehman Brothers and other negative developments in the financial world, an unknown quantity of asset-backed debt remains on bank balance sheets, causing lending institutions to restrain lending activity. Residential and commercial mortgage-backed debt continues to be of particular concern. In addition, the contracting economy has increased default risk across all other types of debt, also constraining the supply of credit. Lower spending by households and businesses has reduced the demand for borrowed funds as well. The total volume of lending remains subdued, with the uncertainty associated with bank balance sheets continuing to add to equity market volatility.

The current downturn has spread far beyond Wall Street. The DOB now projects significant declines in every sector of the economy except for education and health care and social assistance. Falling U.S. corporate earnings is reducing the demand for the State's business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing, and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32 percent between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67 percent.

The City has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms. With a population of approximately 8,000,000, the City is an international center of business and culture, and a leading tourist destination. The City experienced an economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession and a downturn in the securities industry, and came to an end in 2003. Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery, up until the economic slowdown that began in the second half of calendar year 2007, which subsequently evolved into a recession in 2008 and continues to adversely impact the City's economy in 2009.

Current and Outyear Fiscal Projections. On May 14, 2009 the State issued its Annual Information Statement containing among other disclosures, (a) extracts from the 2009-10 Enacted Budget Financial Plan, dated April 28, 2009, prepared by the DOB including the State's official Enacted Budget Financial Plan projections, and (b) a discussion of potential risks that may affect the Enacted Budget Financial Plan during the State's current fiscal year.

The DOB projects that the Enacted Budget Financial Plan is balanced in the State's General Fund in 2009-10 and projects outyear budget gaps of $2.2 billion in 2010-11, $8.8 billion in 2011-12, and $13.7 billion in 2012-13. After actions, General Fund spending is projected to grow at an average annual rate of
7.2 percent from 2008-09 through 2012-13. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting a return to a lower Federal match rate for Medicaid expenditures on January 1, 2010, which will increase General Fund costs. The spending is driven by Medicaid growth, rising costs for education, the State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs. The receipts growth is consistent with DOB's economic forecast for the recession and recovery. The temporary increases with respect to State Personal Income Tax Revenue Bonds, which covers calendar years 2009 through 2011, is expected to provide substantial additional receipts through fiscal year 2011-12.

For the 2008 fiscal year, the City's General Fund had an operating surplus of $4.64 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2008 fiscal year is the twenty-eighth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City's expense and capital budgets for the 2009 fiscal year were adopted on June 29, 2008. The June Financial Plan, which was consistent with the City's expense and capital budgets as adopted for the 2009 fiscal year, projected revenues and expenses for the 2009 fiscal year balanced in accordance with GAAP, except for the application of GASB 49, as described below. The June Financial Plan projected gaps of $2.3 billion, $5.2 billion and $5.1 billion in fiscal years 2010 through 2012, respectively.

The City's Financial Plan ("Financial Plan") reflects, since the June Financial Plan, decreases in projected net revenues of $280 million, $1.3 billion, $1.1 billion and $1.0 billion in fiscal years 2009 through 2012, respectively. Changes in projected revenues include: (i) decreases in personal income tax revenues of $165 million, $363 million, $293 million and $256 million in fiscal years 2009 through 2012, respectively; (ii) decreases in business tax revenues of $234 million, $470 million, $523 million and $403 million in fiscal years 2009 through 2012, respectively; (iii) a net increase in other tax revenue of $114 million in fiscal year 2009, primarily due to the resolution of general corporation tax audits, and net decreases in other tax revenues of $439 million, $289 million and $366 million in fiscal years 2010 through 2012, respectively, primarily resulting from decreases in real property transfer and sales taxes; and (iv) an increase in other non-tax revenue of $5 million in fiscal year 2009 and decreases in other non-tax revenues of $40 million, $29 million and $10 million in fiscal years 2010 though 2012, respectively. Decreases in projected revenues reflect the weakening of the City economy since the June Financial Plan. A rapid deceleration in the nation's economic activity combined with the financial market turmoil that worsened in September 2008 has stressed the City's securities and real estate industries more than anticipated in the June Financial Plan. The Financial Plan assumes that New York Stock Exchange member firms post a loss of $25.5 billion in calendar year 2008, compared to the $7.1 billion in gains assumed in the June Financial Plan. The Financial Plan currently assumes private sector job losses of 147,000, compared to 89,000 job losses assumed in the June Financial Plan. As a result, total wage earnings are now forecast to contract by 7.6 percent in calendar year 2009 compared to an estimated decline of 3.6 percent assumed in the June Financial Plan.

General Government Results. For the fiscal year ended March 31, 2009, the State ended in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the Community Projects Fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

Overall Financial Position. The State reported net assets of $33.9 billion, comprised of $64 billion in capital assets net of related debt, and $4.9 billion in restricted net assets offset by an unrestricted net assets deficit of $35 billion. Net assets reported for governmental activities decreased by $12.6 billion from a year ago, decreasing from $43.5 billion to $30.9 billion. Unrestricted net assets--the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements--had a deficit of $35 billion at March 31, 2009.

The deficit in unrestricted governmental net assets, which increased by nearly $12.6 billion in 2009, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($3.6 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($3.8 billion), local highway and bridge projects ($3.5 billion), local mass transit projects ($2.2 billion), and a wide variety of grants and other expenditures not resulting in State capital assets ($11.3 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets.

Net assets for business-type activities decreased by $1.2 billion (28.1 percent), to $3 billion in 2009 compared to $4.2 billion in 2008. The decrease in net assets for business-type activities was caused primarily by: unemployment benefit payments for the Unemployment Insurance Fund exceeding employer contributions and investment earnings ($962 million); SUNY operating expenses exceeding operating revenues and State support ($337 million); and a net restatement of CUNY's beginning net assets ($2 million). This was partially offset by increases in net assets reported by CUNY Senior Colleges and Lottery. CUNY Senior College operating revenues and State support exceeded operating expenses ($110 million); and Lottery revenues exceeded expenses, including education aid transfers ($5 million).

General Fund Budgetary Highlights. General Fund disbursements exceeded receipts by $805 million in 2008-09. The General Fund ended the fiscal year with a closing cash fund balance of $1.9 billion, which consisted of $1.2 billion in the State's rainy day reserve funds ($1 billion in the Tax Stabilization Reserve Account and $175 million in the new Rainy Day Reserve Account), $145 million in the Community Projects Account, $21 million in the Contingency Reserve Account, and $577 million in general reserves.

Actual operating results were $82 million less favorable than anticipated in the original financial plan, but fell above the projections in the final financial plan by $435 million. The original financial plan projected that expenditures would exceed receipts by $723 million in 2008-09. During the fiscal year, actual receipts and disbursements were less than the level forecast in the original financial plan. The 2008-09 Enacted Budget plan assumed base tax growth of 2.6 percent for the fiscal year. However, base tax collections for 2008-09 actually declined from the prior year by approximately 3 percent. This is the result of weaker than anticipated collections in all major tax areas. Total disbursements from 2008-09 were lower than projected in the original financial plan, primarily attributable to the receipt of unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures (FMAP), the deferral of CUNY senior college payments and State operations savings resulting from statewide cost cutting initiatives.

The final financial plan (issued on January 15, 2009) projected negative General Fund operating results of $1.2 billion, or $435 million below actual results. The most significant variances from the final financial plan include lower-than-anticipated collections in all major tax areas, and the Federal increase FMAP. These declines were partially offset by increased payments from the General Fund to the Lottery Fund to support school aid. This was the result of the non-payment from a private operator for development rights related to a Video Lottery Terminal ("VLT") facility at Aqueduct Racetrack, and lower lottery and VLT receipts.

Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter-approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter-approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, Equipment and Building Capital Leases, and Mortgage Loan Commitments, which represent $405 million as of March 31, 2009, do not require legislative or voter approval. Other obligations include certain bonds issued through State public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of State-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's governmental activities--thus it is not expected to be repaid from resources generated by business-type activities.

At March 31, 2009, the State had $1.8 billion in State-supported variable rate bonds outstanding and $4.3 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. In addition, the State had $1.8 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates, at which time they can convert to either a fixed or variable rate.

At March 31, 2009, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 3.8% of the State-supported bonded debt portfolio. At March 31, 2009, the State had $52.5 billion in bonds, notes, and other financing agreements outstanding compared with $50.6 billion the year before, an increase of $1.9 billion.

One aspect of the credit crisis is that government issuers have either been unable to issue bonds or, if market access exists, do so at much higher interest rates than existed before September 2008. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it could experience significantly increased costs in the General Fund and a weakened overall cash position in the current year. This is because the State finances much of its capital spending in the first instance through loans from the General Fund or STIP, which it then repays with proceeds from the sale of bonds.

Interest rates on State-supported VRDBs increased sharply in September 2008, reaching an average of 6.5 percent for a period of time. Rates have since moderated but could rise again. Accordingly, the DOB has revised its interest-rate forecast upward, which is offset in part by projected debt service savings related to the timing of bond sales.

The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State Finance Law, through the Debt Reform Act of 2000 (the "Act"), also imposes phased-in caps on new State supported debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt. The Debt Reform Act does not apply to debt issued prior to April 1, 2000, or to other obligations issued by public authorities where the State is not the direct obligor.

The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations pursuant to lease/purchase agreements with the State. The State has also entered into financing arrangements with public benefit corporations that have issued bonds to finance past State budgetary deficits and grants to local governments for both capital and operating purposes. These lease/purchase and other financing arrangements which the State will repay over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of state and federal laws.

Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $334 million, of which $120 million pertains to SUNY, for awarded and anticipated unfavorable judgments. In addition, the State is party to other claims and litigation that its legal counsel has advised may result in possible adverse court decisions with estimated potential losses of nearly $356 million.

Ratings. As of August 2009, all outstanding general obligation bonds of the State of New York are rated AA by S&P and Aa3 by Moody's, and all outstanding general obligation bonds of the City of New York are rated AA by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.


Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks" or in any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Manager, and which is consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks."

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

11.  Invest in securities of other investment companies. The Fund may purchase
     (i) unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) securities as permitted by Section 12(a) of the 1940 Act.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its Board of Directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the Board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:

Entity and Type of Information                                                  Frequency                 Lag Time

iMoneyNet, Inc. (information derived from the portfolio)                        Weekly                  1 business day lag

Investment Company Institute (information derived from the portfolio)           Monthly                10 business day lag

Lipper, Inc. (information derived from the portfolio)                           Quarterly              15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.

III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Audit Committee are Edward A. Kuczmarski, Caroline E. Newell and John P. Steines, Jr. The Audit Committee met once during the fiscal year ended April 30, 2009.

The Board also has a Nominating Committee comprised of Edward A. Kuczmarski, Caroline E. Newell, and John P. Steines, Jr. to whose discretion the selection and nomination of Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended April 30, 2009. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.


The following table shows the Directors and executive officers of the Fund and their principal occupations during the last five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, NY 10020.


                       Directors and Officers Information
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
                                         Term of                                                      Number of
                                         Office                                                     Portfolios in          Other
                         Position(s)   and Length              Principal Occupation(s)               Fund Complex      Directorships
    Name, Address,        Held with      of Time                     During Past                     Overseen by          held by
       and Age              Fund       Served (1)                      5 Years                         Director          Director
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
  Disinterested Directors:
---------------------------------- -- ------------------------------------------------------------ ---------------- ---------------

Edward A. Kuczmarski,     Director     Since 1984   Certified Public Accountant and Partner of           Ten        Trustee of the
Age 59                                              Crowe Horwath LLP (formerly Hays & Company                      Empire Builder
                                                    before merger in 2008) since 1980.                              Tax Free Bond
                                                                                                                  Fund and Director
                                                                                                                    of ISI Funds.
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
Caroline E. Newell,       Director     Since 1984   Director of the Park Avenue Church Day               One        Trustee of the
Age 69                                              School since 2001.  Director of Le Chateau                      Empire Builder
                                                    des Enfants and the American School in                       Tax Free Bond Fund
                                                    Switzerland, both since 1990.
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
John P. Steines, Jr.      Director     Since 1984   Counsel at Cooley, Godward & Kronish LLP             One        Trustee of the
Age 60                                              since April 2004.  Professor of Law, New                        Empire Builder
                                                    York University School of Law since 1980.                    Tax Free Bond Fund
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------

    Interested Director/Officers:
-------------------------------- ---- ------------------------------------------------------------ ---------------- ---------------
Steven W. Duff,           Director2   Since 1994    President, Chief Executive Officer and         Director/Trustee        None
Age 55                                              Director of Reich & Tang Asset Management,         of nine
                                                    LLC ("RTAM, LLC"), a registered Investment       Portfolios
                                                    Advisor and Chief Investment Officer of the
                                                    Mutual Funds Division of RTAM, LLC.  Mr.
                                                    Duff has been associated with RTAM, LLC
                                                    since August 1994.  Mr. Duff is also
                                                    Director/Trustee of five other funds in the
                                                    Reich & Tang Fund Complex.  Prior to
                                                    December 2007, Mr. Duff was President of
                                                    nine funds in the Reich & Tang Fund Complex,
                                                    Principal Executive Officer of Delafield
                                                    Fund, Inc. and President and Chief Executive
                                                    Officer of Tax Exempt Proceeds Fund, Inc.
                                                    Mr. Duff also serves as a Director of Reich
                                                    & Tang Services, Inc. and Director, Chief
                                                    Executive Officer and President of Reich &
                                                    Tang Distributors, Inc.
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
Mia Bottarini,              Vice      Since 2008    Vice President of RTAM, LLC. Ms. Bottarini           N/A               N/A
Age 43                   President                  is also Vice President and Assistant
                            and                     Treasurer of seven other funds in the Reich
                         Assistant                  & Tang Complex.  Ms. Bottarini has been
                         Treasurer                  associated with the Manager and its
                                                    predecessors since June 1984.
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
Christopher Brancazio,     Chief      Since 2007    Senior Vice President, Chief Compliance              N/A               N/A
Age 43                   Compliance                 Officer and AML Officer of RTAM, LLC since
                        Officer and                 September 2007. Mr. Brancazio is also Chief
                        AML Officer                 Compliance Officer and AML Officer of seven
                                                    other funds in the Reich & Tang Fund
                                                    Complex.  From February 2007 to August 2007,
                                                    Mr. Brancazio was a Compliance Officer at
                                                    Bank of New York Asset Management. From
                                                    March 2002 to February 2007 Mr. Brancazio
                                                    served as Vice President, Chief Compliance
                                                    Officer, and AML Officer of Trainer Wortham
                                                    & Co. Inc., and the Trainer Wortham Mutual
                                                    Funds. Mr. Brancazio also serves as Senior
                                                    Vice President, Chief Compliance Officer and
                                                    AML Officer of Reich & Tang Services, Inc.
                                                    and Reich & Tang Distributors, Inc.
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
Richard De Sanctis,         Vice      Since 2005    Executive Vice President and Chief Operating         N/A               N/A
Age 52                   President                  Officer of RTAM, LLC.  Associated with RTAM,
                                                    LLC since 1990. Mr. De Sanctis is also Vice
                                                    President of seven other funds in the Reich
                                                    & Tang Fund Complex and serves as Executive
                                                    Vice President, Chief Financial Officer,
                                      1992 - 2004   Chief Operating Officer and Director of
                         Treasurer                  Reich & Tang Distributors, Inc. and serves
                            and                     as Executive Vice President, Chief Operating
                         Assistant                  Officer and Director of Reich & Tang
                         Secretary                  Services, Inc. Prior to December 2004, Mr.
                                                    De Sanctis was Treasurer and
                                                    Assistant Secretary of
                                                    eleven funds in the Reich &
                                                    Tang Fund Complex and Vice
                                                    President, Treasurer and
                                                    Assistant Secretary of
                                                    Cortland Trust, Inc.
----------------------- ------------- -------------------------------------------------------- ---------------- -------------------

----------------------- ------------- ------------------------------------------------------------ ------------ -------------------
                                      Term of                                                         Number of
                                      Office and                                                    Portfolios in         Other
                        Position(s)   Length                   Principal Occupation(s)              Fund Complex      Directorships
Name, Address,          Held with     of Time                        During Past                     Overseen by         held by
and Age                 Fund          Served (1)                       5 Years                        Director           Director
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
Christopher Gill,           Vice      Since 2008    Senior Vice President and Assistant                  N/A               N/A
Age 44                   President                  Secretary of RTAM, LLC.  Mr. Gill has been
                                                    associated with RTAM, LLC and its
                                                    predecessors since February 1994.  Mr. Gill
                                                    is also Vice President of seven other funds
                                                    in the Reich & Tang Complex.   Mr. Gill is
                                                    also a Senior Vice President and Director of
                                                    Reich & Tang Services, Inc. and Reich & Tang
                                                    Distributors, Inc.
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
Joseph Jerkovich,        Treasurer    Since 2008    Senior Vice President and Chief Financial            N/A               N/A
Age 41                      and                     Officer of RTAM, LLC and of Reich & Tang
                         Assistant                  Services, Inc.  Associated with RTAM, LLC
                         Secretary                  since September 2004.  Treasurer and
                                                    Assistant Secretary of seven other funds in
                                                    the Reich & Tang Fund Complex. From 2007 to
                                                    2008 Mr. Jerkovich was Vice President of
                                                    nine funds in the Reich & Tang Fund Complex.
                                                    Mr. Jerkovich was Vice President and Chief
                                                    Investment Officer at Winklevoss Consulting
                                                    from May 2002 to July 2004.  Mr. Jerkovich
                                                    is also Senior Vice President and Controller
                                                    of Reich & Tang Distributors, Inc.
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
Michael P. Lydon,        President    Since 2007    Executive Vice President of RTAM, LLC and            N/A               N/A
Age 46                                              President and Chief Executive Officer of the
                                                    Mutual Funds division of RTAM, LLC since
                                                    January 2005.  Mr. Lydon was Vice President
                                                    at Automatic Data Processing from July 2000
                                                    to December 2004. Mr. Lydon is also
                            Vice      2005 - 2007   President and Director/Trustee of four other
                         President                  funds in the Reich & Tang Fund Complex,
                                                    Principal Executive Officer of Delafield
                                                    Fund, Inc. and President and Chief Executive
                                                    Officer of Tax Exempt Proceeds Fund, Inc.
                                                    Mr. Lydon also serves as President, Chief
                                                    Executive Officer and Director for Reich &
                                                    Tang Services, Inc, and Executive Vice
                                                    President and Director of Reich & Tang
                                                    Distributors, Inc. Prior to December 2007,
                                                    Mr. Lydon was Vice President of twelve Funds
                                                    in the Reich & Tang Fund Complex.
----------------------- ------------- ------------------------------------------------------------ ---------------- ---------------
Christine Manna,         Secretary    Since 2007    Vice President and Assistant Secretary of            N/A               N/A
Age 39                                              RTAM, LLC. Ms. Manna is also Secretary of
                                                    seven other funds in the Reich & Tang
                                                    Complex.  Ms. Manna has been associated with
                                                    RTAM, LLC and its predecessors since June
                                                    1995.  Ms. Manna is also Vice President and
                                                    Assistant Secretary of Reich & Tang
                                                    Services, Inc. and Reich & Tang
                                                    Distributors, Inc.
----------------------- ------------- ------------- ---------------------------------------------- ---------------- ---------------
Robert Rickard,             Vice      Since 2007    Senior Vice President of RTAM, LLC.                  N/A               N/A
Age 40                   President                  Associated with RTAM, LLC since December
                                                    1991. Mr. Rickard is also
                                                    Vice President of seven
                                                    other funds in the Reich &
                                                    Tang Fund Complex and is
                                                    also Senior Vice President
                                                    of Reich & Tang
                                                    Distributors, Inc.
----------------------- ------------- ------------- ---------------------------------------------- ---------------- ---------------


(1)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he resigns or retires or until their successor is elected and qualifies.

(2) Steven W. Duff is deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.

The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2008:


                                                                               Aggregate Dollar Range of Equity
                                                                           Securities in All Funds Overseen or to be
                                        Dollar Range of Equity             Overseen by Director or Nominee in Family
Name of Director                        Securities in the Fund                  of Investment Companies
-----------------                   ------------------------------             -------------------------------------
Disinterested Directors:

Edward A. Kuczmarski                           $1 - $10,000                            $10,001 - $50,000

Caroline E. Newell                                 None                                      None

John E. Steines, Jr.                               None                                      None

Interested Director:

Steven W. Duff                               $10,001 - $50,000                           Over $100,000



The Fund paid an aggregate remuneration of $37,500 to its Directors with respect to the period ended April 30, 2009, all of which consisted of aggregate Directors' fees paid to the three disinterested Directors, pursuant to the terms of the Investment Management Contract (See "Investment Advisory and Other Services" herein).


Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $7,000 and a fee of $1,375 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table").


                               COMPENSATION TABLE
                           Aggregate Compensation    Pension or Retirement      Estimated Annual     Total Compensation from
     Name of Person,           from the Fund       Benefits Accrued as Part      Benefits upon        Fund and Fund Complex
        Position                                       of Fund Expenses            Retirement          Paid to Directors*



Edward A. Kuczmarski,            $12,500                        0                       0               $118,400 (8 Funds)
Director

Caroline E. Newell,              $12,500                        0                       0               $12,500 (1 Fund)
Director

John P. Steines, Jr.,            $12,500                        0                       0               $12,500 (1 Fund)
Director


o These figures represent the total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended April 30, 2009. The total number of Funds in the same Fund complex from which the Directors receive compensation is listed in parenthesis. A Fund is considered to be the same Fund complex if, among other things, it shares a common investment adviser with the Fund.



    Information About Proxy Voting

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On July 31, 2009 there were 178,255,720 shares of Class A common stock outstanding, 8,642,266 shares of Class B common stock outstanding and 100,380,451 shares of Advantage Class common stock outstanding. As of July 31, 2009, the amount of shares owned by all officers and Directors of the Fund as a group was less than 1% of the outstanding shares of the Fund.

Set forth below is certain information as to persons who owned 5% or more of each class of the Fund's outstanding common stock as of July 31, 2009:



                                                      % of                         Nature of
Name and Address                                      Class                        Ownership
CLASS A


Ridge Clearing & Outsourcing                            22.65%                     Record
2 Journal Square
Jersey City, NJ 07306

Pershing LLC                                            12.97%                     Record
Attn:  Cash Management Dept.
One Pershing Plaza

Jersey City, NJ  07399


KeyBank HNW                                             12.97%                     Record

127 Public Square
Cleveland, OH 44114


KeyBank N.A.                                             5.56%                     Record

Attn:  Mutual Fund Service - ACI
P.O. Box 94871
Cleveland, OH 44101-4871


CLASS B


Natexis Bleichroder Inc.                                36.68%                     Record
1345 Avenue of the Americas 43rd floor
New York, NY 10150-4300

Pershing LLC                                            32.23%                     Record
Attn:  Cash Management Dept.
One Pershing Plaza

Jersey City, NJ  07399


Natexis Bleichroder Inc.                                 6.79%                     Record
1345 Avenue of the Americas 43rd floor
New York, NY 10150

Richard DeSanctis and Veronica DeSanctis                 5.26%                     Beneficial
40 Lake Terrace
Tarrytown, NY 10591

Maura Doyle                                              5.10%                     Beneficial
45 Mill Creek Close
Water Mill, NY 11976-0786



ADVANTAGE SHARES
Oppenheimer & Co.                                      100.00%                     Record
For the Benefit of Various Customers
125 Broad Street
New York, NY 10004


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of July 31, 2009, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $ 14.9 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-advisor of sixteen portfolios of registered investment companies, of which it acts as administrator for eleven. The Manager also advises high net worth individuals, private funds, pension trusts, profit-sharing trusts and endowments.

The Manager is a direct subsidiary of Natixis Global Asset Management, L.P. ("Natixis US"). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. The group includes two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendes France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendes France, 75013 Paris, France.

The fifteen affiliated asset management firms of Natixis Global Asset Management, L.P., collectively, have more than $230.9 billion in assets under management or administration as of June 30, 2009.

On March 3, 2009, the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to April 30, 2010. The contract may be continued in force for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the fiscal years ended April 30, 2009, April 30, 2008 and April 30, 2007, the Manager received the management fees set forth in the table below:



                                    Management Fees

      Fiscal Year Ended                            Payable                         Waived                     Paid
---------------------------------------- ------------------------------- ----------------------------- -----------------

            April 30, 2009                         $1,112,299                         $0                  $1,112,299

---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2008                         $1,153,453                         $0                  $1,153,453
---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2007                         $1,286,925                         $0                  $1,286,925
---------------------------------------- ------------------------------- ----------------------------- -----------------


The Fund's net assets at the close of business on April 30, 2009 totaled $305,269,035.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York Mellon, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal years ended April 30, 2009, April 30, 2008 and April 30, 2007, the Manager received the administrative fees set forth in the table below:



                                    Administrative Fees

      Fiscal Year Ended                            Payable                         Waived                     Paid

---------------------------------------- ------------------------------- ----------------------------- -----------------

            April 30, 2009                          $778,609                          $0                   $778,609

---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2008                          $807,417                          $0                   $807,417
---------------------------------------- ------------------------------- ----------------------------- -----------------
            April 30, 2007                          $900,848                          $0                   $900,848
---------------------------------------- ------------------------------- ----------------------------- -----------------

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plans" herein).

Investment management fees and operating expenses which are attributable to more than one Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Participating Organizations (including Oppenheimer & Co. Inc.) to Fund shareholders, may be compensated for by the Distributor from its own resources, which includes the shareholder servicing and fees and past profits or by the Manager from its own resources, which includes the management fee, administrative services fee and past profits. Expenses incurred in the distribution and servicing of Class B shares shall be paid by the Manager (see "Distribution and Service Plans" herein).

Distribution And Service Plans

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor") a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020, an affiliate of the Fund's Manager. Pursuant to Rule 12b-1 under the 1940 Act (the "Rule"), the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan on behalf of each Class of shares each a "Plan" and collectively, (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A and Advantage shares only) with the Distributor, as distributor of the Fund's shares.


Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement (with respect to the Fund's Class A and B shares) provides that the Distributor will receive nominal consideration (i.e. $1.00) for providing such distribution related services.


Pursuant to the Distribution Agreement for the Advantage shares, the Distributor receives a distribution fee of 0.45% per annum of the Advantage shares' average daily net assets (the "Advantage Distribution Fee") for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage shares.

Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a service fee equal to 0.20% per annum of the average daily net assets of the Class A shares and 0.25% per annum of the average daily net assets of the Advantage shares of the Fund (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee and the Advantage Distribution Fee are accrued daily and paid monthly and any portion of the Shareholder Service Fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations (including Oppenheimer & Co. Inc. with respect to Advantage Shares) with respect to servicing their clients or customers who are Class A and Advantage shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating

Organizations and, therefore, will not be assessed a shareholder servicing fee. Any portion of the Advantage Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the Advantage Shares.


The following table provides the total fees paid by each Class of the Fund (after waiver for the Advantage Shares) pursuant to the Plans and the manner in which payments were made pursuant to the Plan for certain types of activities for the fiscal year ended April 30, 2009:


---------------------------------------------------------------------- --------------- -------------- ---------------
                                                                           Class A         Class B       Advantage
                                                                            Shares         Shares          Shares
---------------------------------------------------------------------- --------------- -------------- ---------------

Total fees paid by each Class of the Fund under the Plan:                 $488,225        $0             $417,842

---------------------------------------------------------------------- --------------- -------------- ---------------
Payments made by the Manager and Distributor to or on behalf of

Participating Organizations:                                              $1,385,922      $10,181        $990,170

---------------------------------------------------------------------- --------------- -------------- ---------------

Breakdown of payments made pursuant to the Plan for certain types of activities:
---------------------------------------------------------------------- --------------- -------------- ---------------
   Advertising:                                                           $0              $0             $0
---------------------------------------------------------------------- --------------- -------------- ---------------
   Printing and mailing of prospectuses to other than current

   shareholders:                                                          $1,983          $1,983         $2,830

---------------------------------------------------------------------- --------------- -------------- ---------------
   Compensation to underwriters:                                          $0              $0             $0
---------------------------------------------------------------------- --------------- -------------- ---------------

   Compensation to broker-dealers:                                        $1,385,922      $10,181        $990,170

---------------------------------------------------------------------- --------------- -------------- ---------------

   Compensation to sales personnel:                                       $6,228          $6,226         $0

---------------------------------------------------------------------- --------------- -------------- ---------------
   Interest, carrying or other financing charges:                         $0              $0             $0
---------------------------------------------------------------------- --------------- -------------- ---------------

   Travel and entertainment for sales personnel:                          $504            $505           $0

---------------------------------------------------------------------- --------------- -------------- ---------------

   Miscellaneous expenses:                                                $78             $78            $0

---------------------------------------------------------------------- --------------- -------------- ---------------


For the fiscal year ended April 30, 2009, the total amount spent pursuant to the Plan for Class A shares was 0.57% of the average daily net assets of the Class A shares of the Fund, of which 0.20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.37% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.

For the fiscal year ended April 30, 2009, the total amount spent pursuant to the Plan for Class B shares was 0.14% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended April 30, 2009, the total amount spent pursuant to the Plan for the Advantage shares was 0.88% of the average daily net assets of the Advantage shares of the Fund, of which 0.37% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing 0.51% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources including the management fee and administrative services fees.


The Plans and the Shareholder Servicing Agreements provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements and Participating Organization agreement, as the case may be, with respect to the Class A and Advantage shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund;

(ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's Class A and Advantage shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A and Advantage shares and past profits for the purpose enumerated in (i) above and (2) the Advantage Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above. The Distributor will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract, the Shareholder Servicing Agreements, or the Advantage Distribution Agreement in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. In addition, to the extent allowable under the Financial Industry Regulatory Authority ("FINRA") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

In accordance with Rule 12b-1, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plans and identifying the servicing and distribution activities for which those expenditures were made.


The Plans were most recently approved on March 3, 2009, to continue in effect until April 30, 2010. Thereafter, the Plans may continue in effect for successive annual periods commencing May 1, provided they are approved by the shareholders of the Class covered by the Plan or by the Board of Directors, including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. Each Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Directors including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. Each Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the respective shareholders.


Custodian and Transfer Agent


The Bank of New York Mellon, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the Class A, Class B and Advantage shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of the Class A and Class B shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund. For the year ended April 30, 2009 these fees amounted to:


-----------------------------------------------------------------------------------------------
                                                Amount                          %
-----------------------------------------------------------------------------------------------

Class A Shares                                $122,345                        0.05%

-----------------------------------------------------------------------------------------------

Class B Shares                                $  6,639                        0.05%

-----------------------------------------------------------------------------------------------

Total Transfer Agency Fees                    $128,984

-----------------------------------------------------------------------------------------------

Counsel and Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases Participation Certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the Participation Certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into four classes of common stock: Class A, Class B and Advantage Class. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B and Advantage Class shares will have different Class designations; (ii) only the Class A and Advantage shares will be assessed a service fee pursuant to the Plans of 0.20% of the Class A's average daily net assets and 0.25% of the Advantage Class's average daily net assets; (iii) only the Advantage shares will be assessed a distribution fee pursuant to the Plan for the Advantage shares of 0.45% of the average daily net assets of the Advantage shares; (iv) each Class will vote separately on matters relating solely to that Class under the Plans and any related agreements in accordance with provisions of Rule 12b-1; and (v) the exchange privilege permits shareholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the Advantage Class which does not offer an exchange privilege). Payments that are made under the Plans will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its Articles of Incorporation, as amended, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of Directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of shares for each Class of shares is located in the Shareholder Information section of each prospectus and is incorporated herein by reference.

Net Asset Value

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or credit issues cause the market value of the Fund's share price to be less than $0.997 or greater than $1.003, the Board of Directors will consider whether any action should be initiated to prevent the share price from going below $0.995 per share or above $1.005, as described in the following paragraph.. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

The Fund has elected to qualify and intends to continue to qualify each year under the Code and under New York law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interests of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are excludable from gross income by the Fund's shareholder under the Code although the amount of that interest must be disclosed on the shareholder's federal income tax returns. A shareholder should consult his or her tax advisor with respect to whether exempt-interest dividends retain the exclusion under the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business, other than qualified Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in computing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund less every deduction attributable to such income. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.


Although not intended, it is possible that the Fund may realize market discount income, short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain from sales of assets with a holding period of more than twelve months over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, under current law, long-term capital gains are taxable at a maximum rate of 15% to non-corporate shareholders rather than the regular maximum income tax rate of 35%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a holder on the disposition of shares.


The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss), if any, for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. The Fund also intends to distribute at least 90% of its net tax-exempt income for each taxable year. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis and 98% of its capital gain net income (generally determined on a October year end), the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund is generally required to withhold 28% of taxable interest or dividend payments and proceeds from the redemption of shares of the Fund as backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is supplied.

Dividends and distributions to shareholders will be treated in the same manner for federal and New York income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure.


The exemption for federal income tax purposes of exempt-interest dividends does not necessarily result in an exemption under the tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt from tax on such dividends for New York State and New York City franchise tax purposes. The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to state tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Fund as described herein.

Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund, which may differ from the federal income tax consequences described above.


X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a few imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements with respect to Class A and B shares provides that the Distributor will receive nominal consideration (i.e. $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the Advantage Shares, the Distributor receives a fee of 0.45% per annum of the Advantage Shares average daily net assets for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares. For the fiscal year ended April 30, 2009, distribution fees payable to the Distributor from the Fund pursuant to the Advantage Distribution Agreement were in the amount of $506,388, of which $364,328 was waived.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended April 30, 2009, and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge by calling toll free at (800) 433-1918.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad based access to the market for refinancing.

MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: An obligor rated A-1 has a strong capacity to meet its financial commitments. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

-----------------------------------
* As described by the rating agencies.



                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective Until December 31, 2009)



              1. If your taxable income bracket is...
              --------- ---------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ----------

      Single    12,001-    13,001 -   20,001-   25,001-   33,951 - 50,001 -   82,251 -   171,55 -   200,001 -   372,951-    500,001
      Return    13,000     20,000     25,000    33,950    50,000   82,250     171,550    200,000    372,950     500,000    and over
              --------- ---------- --------- --------    --------- ------- ---------- ---------- ----------- ---------- ----------

      Joint    22,001-    26,001 -   40,001-   45,001 -   67,901-  90,001 -  137,051-   208,851-    300,001 -   372,951-    500,001
     Return    26,000     40,000     45,000    67,900     90,000   137,050   208,850    300,000     372,950     500,000  and over
              ---------   ---------- --------- -------- ---------  -------- ---------- ---------- ----------- ---------- ----------

              2. Then your combined income tax bracket is...
              --------- ---------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ----------
   Federal
   Tax Rate      15%        15%       15%      15%       25%        25%        28%        33%         33%        35%        35%
              --------- ---------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ----------
    NY State
    Tax Rate     5.25%      5.90%     6.85%    6.85%     6.85%      6.85%      6.85%      6.85%       7.85%      7.85%      8.97%
              --------- ---------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ----------
   NY City
   Tax Rate     3.534%     3.534%    3.534%   3.591%    3.591%     3.648%     3.648%     3.648%      3.648%     3.648%     3.648%
              --------- ---------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ----------
    Combined
    Marginal
    Tax Rate   22.466%    23.019%   23.826%  23.875%   32.831%    32.874%    35.559%    40.034%     40.704%    42.474%    43.202%
              --------- ---------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ----------
              3. Now compare your tax free income yields with taxable income yields



   Tax
 Exempt
  Yield
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  1.00%      1.29%     1.30%     1.31%    1.31%     1.49%      1.49%      1.55%      1.67%       1.69%      1.74%      1.76%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  1.50%      1.93%     1.95%     1.97%    1.97%     2.23%      2.23%      2.33%      2.50%       2.53%      2.61%      2.64%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  2.00%      2.58%     2.60%     2.63%    2.63%     2.98%      2.98%      3.10%      3.34%       3.37%      3.48%      3.52%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  2.50%      3.22%     3.25%     3.28%    3.28%     3.72%      3.72%      3.88%      4.17%       4.22%      4.35%      4.40%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  3.00%      3.87%     3.90%     3.94%    3.94%     4.47%      4.47%      4.66%      5.00%       5.06%      5.22%      5.28%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  3.50%      4.51%     4.55%     4.59%    4.60%     5.21%      5.21%      5.43%      5.84%       5.90%      6.08%      6.16%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  4.00%      5.16%     5.20%     5.25%    5.25%     5.96%      5.96%      6.21%      6.67%       6.75%      6.95%      7.04%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  4.50%      5.80%     5.85%     5.91%    5.91%     6.70%      6.70%      6.98%      7.50%       7.59%      7.82%      7.92%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  5.00%      6.45%     6.50%     6.56%    6.57%     7.44%      7.45%      7.76%      8.34%       8.43%      8.69%      8.80%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  5.50%      7.09%     7.14%     7.22%    7.22%     8.19%      8.19%      8.53%      9.17%       9.28%      9.56%      9.68%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------

  6.00%      7.74%     7.79%     7.88%    7.88%     8.93%      8.94%      9.31%     10.01%      10.12%     10.43%     10.56%
---------- --------- --------- -------- --------- ---------- ---------- ---------- ----------- ---------- ---------- ----------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                        CORPORATE EQUIVALENT YIELD TABLE

             (Based on Tax Rates Effective until December 31, 2009)


-----------------------------------------------------------------------------------------------------------------------------------

                      1. If Your Taxable Income Bracket Is. . .
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
Corporate           $0-      $50,001-     $75,001-      $100,001-        $335,001-    $10,000,001-    $15,000,001-     $18,333,334
Return           50,000      75,000       100,000       335,000         10,000,000     15,000,000      18,333,333        and over
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------

                                         2. Then Your Combined Income Tax Bracket Is . . .
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
   Federal
   Tax Rate        15.00%      25.00%      34.00%        39.00%          34.00%          35.00%          38.00%           35.00%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    State
   Tax Rate         7.10%       7.10%       7.10%         7.10%           7.10%           7.10%           7.10%            7.10%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------

City Tax Rate
                    8.85%       8.85%       8.85%         8.85%           8.85%           8.85%           8.85%            8.85%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
   Combined
   Marginal
   Tax Rate        28.56%      36.96%      44.53%        48.73%          44.53%          45.37%          47.89%           45.37%
------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- ---------------

                               3. Now Compare Your Tax Free Income Yields With
Taxable Income Yields
-----------------------------------------------------------------------------------------------------------------------------------

  Tax Exempt                                            Equivalent Taxable Investment Yield
    Yield                                                Required to Match Tax Exempt Yield
--------------- -------------------------------------------------------------------------------------------------------------------
    1.00%           1.40%       1.59%       1.80%         1.95%          1.80%           1.83%           1.92%            1.83%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    1.50%           2.10%       2.38%       2.70%         2.93%          2.70%           2.75%           2.88%            2.75%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    2.00%           2.80%       3.17%       3.61%         3.90%          3.61%           3.66%           3.84%            3.66%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    2.50%           3.50%       3.97%       4.51%         4.88%          4.51%           4.58%           4.80%            4.58%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    3.00%           4.20%       4.76%       5.41%         5.85%          5.41%           5.49%           5.76%            5.49%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    3.50%           4.90%       5.55%       6.31%         6.83%          6.31%           6.41%           6.72%            6.41%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    4.00%           5.60%       6.35%       7.21%         7.80%          7.21%           7.32%           7.68%            7.32%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    4.50%           6.30%       7.14%       8.11%         8.78%          8.11%           8.24%           8.64%            8.24%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    5.00%           7.00%       7.93%       9.01%         9.75%          9.01%           9.15%           9.59%            9.15%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    5.50%           7.70%       8.72%       9.91%        10.73%          9.91%          10.07%          10.55%           10.07%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------
    6.00%           8.40%       9.52%      10.82%        11.70%         10.82%          10.98%          11.51%           10.98%
--------------- ----------- ----------- ------------- -------------- --------------- --------------- ---------------- -------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.

     (a) Articles of Amendment and Restatement, as amended, of the Registrant filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on August 28, 1998, and incorporated herein by reference.

     (a.1) Articles Supplementary of the Registrant filed with Post-Effective
          Amendment No. 30 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

     (a.2) Articles of Amendment of the Registrant filed with Post-Effective
          Amendment No. 31 to the Registration Statement on Form N-1A on August 28, 2003, and incorporated herein by reference.

     (a.3) Articles of Amendment of the Registrant filed with the Maryland State
          Department of Assessments and Taxation on May 3, 2004 filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

     (b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

     (c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on August 27, 1999, and incorporated herein by reference.

     (d) Investment Management Contract dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC. (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

     (e) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

     (e.1) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Victory Class of Shares filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

     (e.2) Distribution Agreement dated September 3, 2002, between the
          Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

     (e.3) Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

     (e.4) Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

     (f)  Not applicable.

     (g) Custody Agreement between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 28, 2006, and incorporated herein by reference.


     (g.1) Amendment to the Custody Agreement dated October 16, 2006, between the Registrant and The Bank of New York Mellon filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A on August 28, 2008, and incorporated herein by reference.

     (g.2) Amendment to Schedule I of the Custody agreement dated January 12,
          2009, between the Registrant and The Bank of New York Mellon.

     (g.3) Amendment to Schedule II of the Custody Agreement dated January 12,
          2009, between the Registrant and the Bank of New York Mellon.

     (g.4) Amendment to the Custody Agreement dated January 12, 2009, between the Registrant and The Bank of New York Mellon.


     (h) Transfer Agency Agreement and Addendum to Transfer Agency Agreement between the Registrant and Reich & Tang Services Inc. filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on August 28, 2003, and incorporated herein by reference.

     (h.1) Administrative Services Contract dated October 30, 2000, between
          Registrant and Reich & Tang Asset Management LLC (formerly known as Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

     (h.2) Fund Accounting Agreement between the Registrant and The Bank of New
          York Mellon filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 25, 2005, and incorporated herein by reference.

     (h.3) Cash Management Agreement and Related Services Agreement between the
          Registrant and the Bank of New York Mellon filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 25, 2005, and incorporated herein by reference.


     (h.4) Amendment to the Cash Management Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon.

     (h.5) Amendment to the Fund Accounting Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon.


     (i) Opinion of Battle Fowler LLP as to the legality of the securities being registered filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on August 28, 1998, and incorporated herein by reference.

     (i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

     (j)  Consent of Independent Registered Public Accounting Firm.


     (k) Audited Financial Statements, for fiscal year ended April 30, 2009 filed with the Annual Report on Form N-CSR on July 2, 2009, and incorporated by reference herein.


     (l) Written assurance of Empire Group, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on August 28, 1998, and incorporated herein by reference.

     (m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on August 28, 2003, and incorporated herein by reference.

     (m.1) Distribution and Service Plan pursuant to Rule 12b-1 under the
          Investment Company Act of 1940 with respect to the Victory Class of Shares filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on August 28, 2003, and incorporated herein by reference.

     (m.2) Distribution and Service Plan pursuant to Rule 12b-1 under the
          Investment Company Act of 1940 with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

     (m.3) Shareholder Servicing Agreement dated October 30, 2000, between the
          Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

     (m.4) Shareholder Servicing Agreement dated October 30, 2000, between the
          Registrant and Reich & Tang Distributors, Inc. with respect to the Victory Class of Shares filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on August 28, 2001, and incorporated herein by reference.

     (m.5) Shareholder Servicing Agreement dated September 3, 2002, between the
          Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on September 24, 2002 and incorporated herein by reference.

     (m.6) Amendment dated May 27, 2003, to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

     (m.7) Amendment dated April 29, 2004, to the Shareholder Servicing
          Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares) filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on August 27, 2004, and incorporated herein by reference.

     (m.8) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit (e).

     (m.9) Distribution Agreement dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Victory Class of Shares, filed herein as Exhibit (e.1).

     (m.10) Distribution Agreement dated September 3, 2003, between the
          Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares), and filed herein as Exhibit (e.2).

     (m.11) Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares), and filed herein as Exhibit (e.3).

     (m.12) Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares and before that the CIBC Shares), and filed herein as Exhibit (e.4).


     (n) Amendment No. 3 to Rule 18f-3 Multi-Class Plan filed with Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A on August 28, 2002, and incorporated herein by reference.


     (o)  Reserved.

     (p) There are no Codes of Ethics applicable to the Registrant since the Registrant is a money market fund.

     (q)  Powers of Attorney of Directors of Registrant.

Item 24. Persons Controlled by or under Common Control with the Fund.

     The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc.. and Tax Exempt Proceeds Fund, Inc.

Item 25. Indemnification.

     Registrant incorporates herein by reference the response to Item 25 in Post Effective Amendment No. 30 to the Registration Statement filed with the Commission on September 24, 2002.

Item 26. Business and Other Connections of Investment Adviser.

     The description of Reich & Tang Asset Management, LLC ("RTAM") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

     RTAM is a limited liability company that is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. ("Natixis Global AM"). Natixis Global AM is the managing member and direct owner of RTAM.


     Edward Adrion is a Vice President of RTAM. Mr. Adrion has been associated with RTAM and its predecessors since November 1996.

     Mia Bottarini is a Vice President of RTAM. Ms. Bottarini has been associated with RTAM and its predecessors since June 1984. Ms. Bottarini is also Vice President and Assistant Treasury of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Christopher Brancazio is Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of RTAM. Mr. Brancazio has been associated with RTAM since September 2007. Mr. Brancazio is also Chief Compliance Officer and AML Officer of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Brancazio was a Compliance Officer at Bank of New York Asset Management from February 2007 to August 2007 and served as Vice President, Chief Compliance Officer, and AML Officer of Trainer Wortham & Co. Inc., and the Trainer Wortham Mutual Funds from March 2002 to February 2007. Mr. Brancazio is also Senior Vice President, Chief Compliance Officer, AML Officer and Secretary of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     J. Dennis Delafield is a Managing Director of RTAM. Mr. Delafield is the Chief Executive Officer and Portfolio Manager/Analyst for the Delafield Asset Management division of RTAM. Mr. Delafield has been associated with RTAM and its predecessors since December 1991 and is also Chairman and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard De Sanctis is Chief Operating Officer and Executive Vice President of RTAM. Mr. De Sanctis has been associated with RTAM and its predecessors since December 1990. Mr. De Sanctis is also Vice President of nine funds in the Reich and Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. De Sanctis is also Director, Executive Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc. and is Director, Executive Vice President and Chief Operating Officer of Reich & Tang Services, Inc.

     Steven W. Duff is Manager, Chief Executive Officer and President of RTAM and is Chief Investment Officer of the Mutual Funds division. Mr. Duff has been associated with RTAM and its predecessors since August 1994. Mr. Duff is also a Director/Trustee of seven funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director, President and Chief Executive Officer of Reich & Tang Distributors, Inc. and is a Director of Reich & Tang Services, Inc.

     Michael Fortugno is a Vice President and Controller of RTAM and Reich & Tang Services, Inc. Mr. Fortugno has been associated with RTAM since April 2008. Mr. Fortugno was a Controller at Regulatory DataCorp from August 2002 to April 2008 and served as Assistant Controller at Poseidon Resources Corporation from July 1999 to August 2002. Mr. Fortugno is also a Vice President of Reich & Tang Distributors, Inc.

     Barbara Francis is a Senior Vice President of RTAM. Ms. Francis has been associated with RTAM and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

     Christopher Gill is a Senior Vice President of RTAM and Reich & Tang Distributors, Inc. Mr. Gill has been associated with RTAM and its predecessors since February 1994. Mr. Gill is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Gill is also a Senior Vice President and Director of Reich & Tang Services, Inc.

     Thomas Hernly is a Vice President of RTAM. Mr. Hernly has been associated with RTAM and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

     Joseph Jerkovich is a Senior Vice President and Chief Financial Officer of RTAM and Reich & Tang Services, Inc. Mr. Jerkovich has been associated with RTAM since September 2004. Mr. Jerkovich is also Treasurer and Assistant Secretary of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Jerkovich is also a Senior Vice President and Controller of Reich & Tang Distributors, Inc.

     Cleo Kotis is a Vice President of RTAM. Ms. Kotis has been associated with RTAM and its predecessors since December 1993 and is also Chief Operations Officer and Vice President of Delafield Fund, Inc. and Delafield Asset Management. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Robert A. Krantz is a Manager of RTAM. Mr. Krantz is also Executive Vice President of Strategic Marketing of Natixis Advisors and Natixis Distributors since 2004.

     Michael P. Lydon is an Executive Vice President of RTAM and President and Chief Executive Officer of Reich & Tang Funds. Mr. Lydon has been associated with RTAM since January 2005. Mr. Lydon is also President and Director/Trustee of five funds in the Reich & Tang Fund Complex, President of New York Daily Tax Free Income Fund, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. and Principal Executive Officer of Delafield Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Director, Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Director, President and Chief Executive Officer of Reich & Tang Services, Inc. Prior to December 2007, Mr. Lydon was Vice President of twelve funds in the Reich & Tang Fund Complex.

     Christine Manna is a Vice President and Assistant Secretary of RTAM. Ms. Manna has been associated with RTAM since June 1995. Ms. Manna is also Secretary of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Manna is also a Vice President and Assistant Secretary of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Andrew Mintz is a Senior Vice President of RTAM. Mr. Mintz has been associated with RTAM and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

     Marty O'Connor is a Vice President of RTAM. Mr. O'Connor has been associated with RTAM and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

     Clarwin Perillo is a Vice President of RTAM. Mr. Perillo has been associated with RTAM and its predecessors since May 1996.

     Richard Preuss is a Vice President of RTAM. Mr. Preuss has been associated with RTAM and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

     Robert Rickard is Senior Vice President of RTAM. Mr. Rickard has been associated with RTAM since December 1991. Mr. Rickard is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Rickard is also Senior Vice President of Reich & Tang Distributors, Inc.

     Vincent Sellecchia is a Managing Director of RTAM and is Chief Investment Officer and Chief Operating Officer of the Delafield Asset Management division of RTAM. Mr. Sellecchia has been associated with RTAM and it's predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Naomi Friedland-Wechsler is an Executive Vice President and General Counsel of RTAM. Ms. Friedland-Wechsler has been associated with RTAM since April 2006.

     Duncan Wilkinson is a Manager of RTAM. Mr. Wilkinson is also Senior Vice President and Deputy Global Chief Financial Officer of Natixis Global Asset Management, and has been associated with Natixis Global Asset Management since 2000.


Item 27. Principal Underwriters.

     (a) Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. For all persons listed below, the principal business address is 600 Fifth Avenue, New York, NY 10020.



Name                     Positions and Offices with the Distributor       Positions and Offices with the Registrant

                         Chief Compliance Officer, AML Officer, Senior
Christopher Brancazio    Vice President                                   Chief Compliance Officer & AML Officer

                         Director, Executive Vice President and Chief
Richard De Sanctis       Financial Officer                                Vice President

Steven W. Duff           Director, President and Chief Executive Officer  Director

Christopher Gill         Senior Vice President                            Vice President

Joseph Jerkovich         Senior Vice President and Controller             Treasurer and Assistant Secretary

Michael Lydon            Director, Executive Vice President and Chief
                         Operations Officer                               President

Christine Manna          Vice President and Assistant Secretary           Secretary

Robert Rickard           Senior Vice President                            Vice President



     (c)  Not applicable.

Item 28. Location of Accounts and Records.

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's manager, and at The Bank of New York Mellon, 2 Hanson Place - 7th floor, Brooklyn, NY 11217, the Registrant's custodian and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.

Item 29. Management Services.

         Not applicable

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 28th day of August, 2009.


                                  NEW YORK DAILY TAX FREE INCOME FUND, INC.

                                       /s/ Michael P. Lydon
                                  By:
                                     --------------------------------
                                           Michael P. Lydon
                                           President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



         SIGNATURE                             CAPACITY                           DATE
         ---------                             --------                           ----

(1)      Principal Executive Officer

         Michael P. Lydon                      President                          August 28, 2009

(2)      Principal Financial and
         Accounting Officer


         Joseph Jerkovich                     Treasurer and Assistant Secretary   August 28, 2009


(3)      Board of Directors


         Steven W. Duff                       Director                            August 28, 2009


         Edward A. Kuczmarski                 Director*
         Caroline E. Newell                   Director*
         John P. Steines                      Director*

By:
    ----------------------------------------


         Christine Manna

        *Attorney-in-Fact                                                         August 28, 2009

* See Exhibit (q) herein for Powers of Attorney which are filed herewith.

                                  EXHIBIT INDEX


     (g.2) Amendment to Schedule I of the Custody agreement dated January 12,
          2009, between the Registrant and The Bank of New York Mellon.

     (g.3) Amendment to Schedule II of the Custody Agreement dated January 12,
          2009, between the Registrant and the Bank of New York Mellon.

     (g.4) Amendment to the Custody Agreement dated January 12, 2009, between the Registrant and The Bank of New York Mellon.

     (h.4) Amendment to the Cash Management Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon.

     (h.5) Amendment to the Fund Accounting Agreement dated January 12, 2009, between the Registrant and the Bank of New York Mellon.


     (i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

     (j)  Consent of Independent Registered Public Accounting Firm.

     (q) Powers of Attorney.